EXHIBIT 10.1

CERTIFICATE OF AMENDMENT
of
ARTICLES OF INCORPORATION
of
ORGANA GARDENS INTERNATIONAL INC.
A Nevada Corporation

The undersigned Jaclyn Cruz, President and Matt Kelly, Secretary of Organa Gardens International Inc. does hereby certify that a special Meeting of the Board of Directors held at the offices of the Corporation on April 16, 2012, at which a quorum was present, the following resolutions were duly passed:

RESOLVED:  The Corporation’s authorized capital consists of: 5,000,000 shares of Class “A” convertible preferred stock with $0.001 par value per share of which no shares are currently issued and outstanding. 5,000,000 shares of Class “B” convertible preferred stock with $0.001 par value per share of which no shares are currently issued and outstanding. 200,000,000 shares of common stock with $0.001 par value per share of which 61,796,467 shares are currently issued and outstanding.

RESOLVED:  Effective April 16, 2012, the Board of Directors does hereby declare, subject to shareholder approval, a One-for-twenty (1:20) stock split of all of this Corporations outstanding common stock, without any change in par value for the shares of common stock of this Corporation. The stock split does not include a change in the authorized capital or par value.

RESOLVED:  That in connection with such reverse split, in the event of fractional shares, there shall be no fractional shares or scrip certificates issued and all fractional shares be rounded to the nearest whole and delivered in accordance with the reverse stock split.

RESOLVED:  That the Articles of Incorporation of Organa Gardens International Inc. shall be amended, subject to shareholder approval, to change the name of  Organa Gardens International Inc. to Bravo Enterprises Ltd. in accordance with Section 78.385 of the Nevada Revised Statute and it is further;

RESOLVED:  A majority of the shareholders on the record of April 2 2012, approved the aforesaid resolutions in accordance with Section 78.209 of the Nevada Revised Statute. The total number of outstanding shares of common stock entitled to vote with respect to the resolutions was 61,796,467 shares and the number of shares voting in favor of the resolution was 32,309,760 exceeding the vote required, such required vote being 31,516,198 shares.

RESOLVED:  That the officers of the corporation and each of them is authorized and empowered to arrange for and purchase new stock certificates of the corporation to be issued to shareholders and to represent the Common Stock of this Corporation issuable pursuant to the name change and such share certificates, as determined by the officers, shall be deemed to be the shares of this corporation, and it in further

RESOLVED:  That the officers of the corporation and each of them is authorized and empowered to do such things and execute such documents as may be necessary in order to effectuate the purpose of the foregoing resolutions.

RESOLVED:  That the Certificate of Amendment shall be effective on June 1, 2012.

 RESOLVED:  The Articles of Incorporation of Organa Gardens International Inc. are hereby amended as follows:

ARTICLE 1
(amended)

The name of Corporation is Bravo Enterprises Ltd.

I, the undersigned Secretary of Organa Gardens International Inc. DO HEREBY CERTIFY that the foregoing is a true, complete and accurate copy of resolutions duly adopted by the Board of Directors of the said Corporation at a special meeting held on the aforementioned day, at which a quorum of the Directors were present; and I do further certify that these resolutions have not been altered, amended repealed or rescinded and they are now in full force and effect.

Witness my and the Seal of the Corporation this 16th day of April, 2012

Dated: April 16, 2012	Jaclyn Cruz, President & Director

Dated: April16, 2012	Matt Kelly, Secretary & Director

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**20120283996-82**
	Filing Date and Time **04/23/2012 10:33 AM**
	Entity Number **C7800-1983**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Organa Gardens International Inc
C7800-1983

2. The articles have been amended as follows: (provide article numbers, if available)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: June 1, 2012 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11